UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2026

Rank One Computing Corporation

(Exact name of Registrant as Specified in Its Charter)

Colorado	001-43137	47-3970528
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1290 Broadway, Suite 1200
Denver, Colorado	80203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 303 317-6118

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ROC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 31, 2026, Rank One Computing Corporation, a Colorado corporation (the “Company”), completed its previously announced acquisition (the “Acquisition”) of 100% of the issued and outstanding equity interests of Zuccaro Technical Consulting LLC (“ZTC”) pursuant to the Purchase Agreement (the “Purchase Agreement”), dated as of June 23, 2026, by and among the Company, ZTC Holdco, Inc. (the “Seller”), Anthony J. Zuccaro, Emily J. Sverchek, and ZTC. The Company previously reported the entry into the Purchase Agreement on a Current Report on Form 8-K filed with the Securities and Exchange Commission on June 24, 2026

Item 8.01

On September 1, 2026, the Company issued a press release announcing the completion of the Acquisition described in Item 2.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1, and is incorporated herein by reference.

The information in Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 1, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Schedules and exhibits to this exhibit have been omitted pursuant to Item 601(b)(2)(ii) of Registration S-K. The Company hereby agrees to furnish a copy of any omitted schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rank One Computing Corporation

Date: September 2, 2026	By:	/s/ B. Scott Swann
B. Scott Swann, Chief Executive Officer

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